Exhibit 10.30

DENNY’S
CORPORATE INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE 1 ESTABLISHMENT OF PLAN...		1
1.1	Background...	1
1.2	Purpose...	1
1.3	Effective Date...	1
ARTICLE 2 DEFINITIONS...		2
2.1	Definitions...	2
ARTICLE 3 ADMINISTRATION...		3
3.1	Committee...	3
3.2	Authority of Committee...	3
3.3	Decisions Binding...	4
ARTICLE 4 ELIGIBILITY...		4
4.1	Designation of Participants...	4
4.2	Partial Year Participation...	4
4.3	Demotions...	4
ARTICLE 5 OPERATION OF THE PLAN...		4
5.1	Plan Structure...	4
5.2	Establishment of Target Bonuses...	5
5.3	Company Performance Objectives...	5
5.4	Individual Performance Objectives...	5
5.5	Threshold Performance Goal and Individual Award Limits...	6
5.6	Payout Form and Timing...	6
5.7	Terminations of Employment...	6
5.8	Change in Control...	6
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION...................................................................................................................................................................................................		7
6.1	Amendment, Modification and Termination...	7
6.2	Termination After or During Plan Year...	7
ARTICLE 7 GENERAL PROVISIONS...		7
7.1	No Right to Participate...	7
7.2	No Right to Employment...	7
7.3	Withholding...	7
7.4	Funding...	7
7.5	Expenses...	8
7.6	Titles and Headings...	8
7.7	Gender and Number...	8
7.8	Governing Law...	8
7.9	2008 Omnibus Plan Controls...	8

DENNY’S
CORPORATE INCENTIVE PLAN

ARTICLE 1
ESTABLISHMENT OF PLAN

1.1           BACKGROUND.  This Denny’s Corporate Incentive Plan (the “Corporate Incentive Plan” or the “Plan”) is a subplan of the Denny’s Corporation 2008 Omnibus Incentive Plan (“2008 Omnibus Plan”) or any successor plan thereto, consisting of a program for the grant of annual Performance-Based Cash Awards under Article 9 of the 2008 Omnibus Plan.  This Plan has been established and approved, and will be administered by, the Committee pursuant to the terms of the 2008 Omnibus Plan, including without limitation, Section 14.11 thereof.  It is intended that the Performance Bonuses earned under this Plan shall be Qualified Performance-Based Awards with respect to Participants who are Covered Employees, with the intent that the Performance Bonuses will be fully deductible by the Company without regard to the limitations of Code Section 162(m).  The applicable Award limits of Section 5.4 of the 2008 Omnibus Plan shall apply with respect to this Plan.  As of the Effective Date, Section 5.4 of the 2008 Omnibus Plan provides that the maximum aggregate amount that may be paid with respect to cash-based Awards under the 2008 Omnibus Plan to any one Participant in any fiscal year of the Company is $4,500,000.  Notwithstanding the foregoing, for purposes of awards granted to Nelson Marchioli, the Company’s President and Chief Executive Officer, the Plan shall be considered to be a subplan of the Denny’s Corporation 2004 Omnibus Incentive Plan (“2004 Omnibus Plan”), and all references herein to the 2008 Omnibus Plan shall be deemed to be a reference to the 2004 Omnibus Plan.

1.2.           PURPOSE.  The purpose of this Plan is to provide for the payment of annual cash bonuses to eligible employees of the Company, the payment of which will be based on the achievement of one or more Performance Objectives during a Plan Year.  The Plan shall remain in effect for successive Plan Years unless and until terminated by the Committee pursuant to Article 6.  Unless otherwise specified by the Committee, the Performance Objectives include Company Performance Objectives, Individual Performance Objectives and Threshold EBITDA Performance.  Company Performance Objectives are designed to focus on overall corporate financial or operational results that drive shareholder value.  Individual Performance Objectives are intended to measure individual goals and competencies and to motivate and reward outstanding individual performance.  Threshold EBITDA Performance, which applies only to Covered Employees, requires that the Company achieve a threshold EBITDA target before any incentive awards will be payable to any Covered Employees under the Plan.

1.3.           EFFECTIVE DATE.  This Plan was approved by the Committee on January 26, 2010, to be effective as of the beginning of Plan Year 2010.

ARTICLE 2
DEFINITIONS

2.1.           DEFINITIONS.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2008 Omnibus Plan.  In addition, the following terms shall have the following meanings for purposes of this Plan, unless the context in which they are used clearly indicates that some other meaning is intended.

Committee.  The Compensation and Incentives Committee of the Board of Directors of the Company.

Company Performance Objectives.  The Company Performance Objectives established by the Committee for a Plan Year, as provided in Article 5.

Company.  Denny’s Corporation, a Delaware corporation or any successor corporation.

Corporate Incentive Plan or Plan.  The Denny’s Corporate Incentive Plan, a subplan of the 2008 Omnibus Plan, as set forth in this document together with any subsequent amendments hereto.

Covered Employee.  As defined in Code Section 162(m)(3), a covered employee means any employee who, as of the close of a taxable year, is the Company’s chief executive officer or whose compensation is required to be reported in the Company’s proxy statement by reason of such employee being among the four highest compensated officers for the taxable year.

Effective Date.  December 31, 2009 (the beginning of fiscal year 2010).

Individual Award Limit.  Has the meaning described in Section 5.5.

Individual Performance Objectives.  The Individual Performance Objectives established by the Committee for a Plan Year, as provided in Article 5.

Participant.  A person who, as an employee of the Company or any Affiliate (including without limitation, an employee of Denny’s, Inc.), has been granted a Performance Bonus opportunity under the Plan.

Performance Bonus.  The bonus payable to a Participant under this Plan calculated by reference to the achievement of applicable Performance Objectives, as determined in accordance with Article 5.

Performance Objectives.  Collectively, with respect to a Participant, Threshold EBITDA Performance (which only applies to Covered Employees) and any Company Performance Objectives and Individual Performance Objectives applicable to the Participant, as provided in Article 5.

Plan Year.  The fiscal year of the Company.

Target Bonus.  Has the meaning described in Section 5.2.

Threshold EBITDA Performance.  Has the meaning given such term in Section 5.5.  For purposes of determining Threshold EBITDA Performance for a given Plan Year, Adjusted EBITDA shall be calculated as earnings before interest, taxes, depreciation, amortization, restructuring charges and exit costs, impairment charges, asset sale gains, share-based compensation, and other nonoperating expenses.

ARTICLE 3
ADMINISTRATION

3.1.           COMMITTEE.  This Plan shall be administered by the Committee.

3.2.           AUTHORITY OF COMMITTEE.  Without limiting its authority under Article 4 of the 2008 Omnibus Plan, the Committee has the exclusive power, authority and discretion to:

(a)  Designate Participants for each Plan Year (by individual or employee class);

(b)  Establish and review Individual Performance Objectives and weightings for different Individual Performance Objectives for each Plan Year;

(c)  Establish and review Company Performance Objectives and weightings for different Company Performance Objectives for each Plan Year;

(d)  Establish Target Bonuses for Participants for each Plan Year;

(e)  Determine whether and to what extent Performance Objectives were achieved for each Plan Year;

(f)  Increase (subject to the Individual Award Limit) or decrease the Performance Bonus otherwise payable to any Participant resulting from the achievement of Company Performance Objectives and Individual Performance Objectives in any Plan Year, based on such objective or subjective factors as the Committee shall deem relevant;

(g)  Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer this Plan;

(h)  Make all other decisions and determinations that may be required under this Plan or as the Committee deems necessary or advisable to administer this Plan; and

(i)  Amend this Plan as provided herein.

Notwithstanding the above, the Vice President of Human Resources shall have and shall exercise all of the Committee’s authority under subsections (a), (b), (e), (g) and (h) above with respect to Awards to Participants who are not executive officers of the Company, and all references herein to the Committee shall mean the Vice President of Human Resources with respect to such duties and responsibilities relating to such awards.

3.3.           DECISIONS BINDING.  The Committee’s interpretation of this Plan and all decisions and determinations by the Committee with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE 4
ELIGIBILITY

4.1.           DESIGNATION OF PARTICIPANTS.  Employees of the Company or its Subsidiaries are eligible to participate in the Plan.  Before the 90th day of each Plan Year, the Committee shall approve the Participants and their Target Bonuses for that Plan Year (by individual or by employee class).

4.2.           PARTIAL YEAR PARTICIPATION.   Employees hired before October 1 of a Plan Year shall be eligible to be a Participant and to receive a Performance Bonus for such Plan Year on a prorated basis.  Employees hired on or after October 1 of a Plan Year shall not be eligible to receive a Performance Bonus for such Plan Year.  Changes in job code during a Plan Year that result in a change in bonus level eligibility will result in a prorated Performance Bonus based on time in each position during the Plan Year.  If a Participant’s salary changes during a Plan Year, the Participant’s Performance Bonus will be calculated based on the Participant’s salary in effect at the end of the Plan Year.  If a Participant takes a leave of absence during the Plan Year for any reason the Participant will receive a pro rata share of a Performance Bonus, if any, for such Plan Year, unless the Committee decides otherwise.

4.3.           DEMOTIONS.  If a Participant is demoted during the Plan Year, the Committee will determine whether Plan participation ends at that time, or is continued, perhaps at a reduced level.

ARTICLE 5
OPERATION OF THE PLAN

5.1.           PLAN STRUCTURE.  Each Participant shall be eligible to receive a Performance Bonus for the Plan Year if the Company meets or exceeds certain

Performance Objectives set by the Committee.  It is anticipated that the Committee shall establish or approve Performance Objectives and their respective weightings, and Target Bonuses as provided in Sections 5.2, 5.3 and 5.4.  In establishing Performance Objectives, the Committee may take into account such factors as it deems appropriate, including, without limitation, prior year results, planned business results, anticipated business trends, performance relative to peer companies and macroeconomic conditions.  Those Performance Objectives shall provide the framework for the Committee in determining the appropriate amount of incentive awards to payout in each Plan Year.  However, this Plan is designed to provide the Committee discretion to make pay-outs that differ from those that would result from the application of Sections 5.2, 5.3 and 5.4, if circumstances warrant, so long as, at a minimum, the requirements of Section 5.5 are met with respect to Covered Employees.  Such circumstances could include, for example and without limitation, events that are not anticipated at the time the Performance Objectives are established or extenuating circumstances or extraordinary performance that is not recognized through the Performance Objectives.

5.2.           ESTABLISHMENT OF TARGET BONUSES.  The Committee plans to establish Performance Objectives (in addition to Threshold EBITDA Performance, which only applies to Covered Employees) and Target Bonuses (other than the Individual Award Limit) for each Plan Year, by approving (by individual or by employee class) the percentage of each Participant’s base salary that will be awarded to the Participant for that Plan Year if, with respect to Covered Employees only, Threshold EBITDA Performance is achieved, and if, with respect to all Participants, the other established Performance Objectives are achieved at the target level (the “Target Bonus”).  Each Participant’s Target Bonus percentage will be communicated in writing to the Participant upon such Participant’s initial participation in the Plan, and shall remain in effect until any change thereto is communicated to the Participant in writing.  The actual Performance Bonus to a Participant may be greater or less than his or her Target Bonus, depending on the level of achievement of Company Performance Objectives and Individual Performance Objectives, and depending on whether the Committee exercises its discretion to increase or reduce a resulting Performance Bonus as provided herein.

5.3.           COMPANY PERFORMANCE OBJECTIVES.  Before the 90th day of each Plan Year, it is anticipated that the Committee will approve Company Performance Objectives for that Plan Year, which shall be communicated in writing to the Participants.  The Company Financial Objectives shall include a formula or performance grid that the Committee will use as a guide for determining a Participant’s Performance Bonus (at a level below the Individual Award Limit, with respect to Covered Employees).

5.4.           INDIVIDUAL PERFORMANCE OBJECTIVES.  Before the 90th day of each Plan Year, it is anticipated that the Committee will approve Individual Performance Objectives for Participants who are executive officers and that the Vice President of Human Resources or other appropriate officers will approve Individual Performance Objectives for other Participants.  Any such Individual Performance Objectives will be communicated to Participants in writing.  The Committee shall consider the degree of achievement of Individual Performance Objectives as a guide in exercising its discretion in determining a Participant’s Performance Bonus (at a level below the Individual Award Limit, with respect to Covered Employees).

5.5           THRESHOLD PERFORMANCE GOAL AND INDIVIDUAL AWARD LIMITS.  With respect to Covered Employees only, pursuant to Section 14.11 of the 2008 Omnibus Plan, by adopting this Corporate Incentive Plan on January 26, 2010 to be effective as of the beginning of Plan Year 2010, the Committee has established for each Plan Year beginning with Plan Year 2010 a threshold performance goal under the Plan based on Adjusted EBITDA, which is one of the Qualified Business Criteria approved by the shareholders under Section 14.11 of the 2008 Omnibus Plan.  Specifically, the threshold performance goal under the Plan for each such Plan Year is that the Company achieves Adjusted EBITDA of at least $50,000,000 for such fiscal year (“Threshold EBITDA Performance”).  Unless waived by the Committee in the case of the death or Disability of a Participant or the occurrence of a Change in Control, no incentive awards shall be payable under the Plan for any Plan Year to Participants who are Covered Employees unless Threshold EBITDA Performance has been achieved.

In any Plan Year in which Threshold EBITDA Performance is achieved, the Performance Bonus payable to each Covered Employee under the Plan for such Plan Year shall be $2,000,000 (the “Individual Award Limit”) or any lesser amount determined by the Committee based on the level of actual performance compared to Company Performance Objectives and/or Individual Performance Objectives and such other Performance Objectives or any other criteria determined by the Committee.  As described herein, it is anticipated that the Committee will exercise discretion such that the Performance Bonus paid to a Covered Employee for a Plan Year would represent the amount that would be payable pursuant to the applicable Company Performance Objectives and/or Individual Performance Objectives, rather than the full Individual Award Limit.

5.6.           PAYOUT FORM AND TIMING.  Performance Bonuses will be paid within thirty (30) days after the Committee determines whether and to what extent Performance Objectives were achieved, but no later than March 15 following the end of the Plan Year for which the Performance Bonuses, if any, were earned.

5.7.           TERMINATION OF EMPLOYMENT.  A Participant must be actively employed in good standing or on approved leave of absence as of the last day of the Plan Year in order to be eligible to receive a Performance Bonus for such Plan Year.  Participants whose employment terminates for any reason prior to the end of the Plan Year shall forfeit their right to receive a Performance Bonus for such Plan Year.  For terminations after the end of the Plan Year, but before payout from this Plan, payout will be made as though the termination had not occurred.  Any amounts paid on behalf of a deceased Participant will be paid to the Participant’s Beneficiary.

5.8.           CHANGE IN CONTROL.  In the event a Change in Control occurs during a Plan Year, a pro rata portion of the Target Bonus amounts for that Plan Year (based on the number of days in the Plan Year preceding the Change in Control, divided by 365)

shall be deemed earned, notwithstanding the level of achievement of Performance Objectives or Threshold EBITDA Performance.  Such prorata Target Bonuses shall be paid to Participants no later than 30 days after the effective date of the Change in Control.

ARTICLE 6
AMENDMENT, MODIFICATION AND TERMINATION

6.1.           AMENDMENT, MODIFICATION AND TERMINATION.  The Committee may, at any time and from time to time, amend, modify or terminate this Plan.  The Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Code Section 162(m).

6.2.           TERMINATION AFTER OR DURING PLAN YEAR.  Termination of this Plan after a Plan Year but before Performance Bonuses are paid for that Plan Year will not reduce Participants’ rights to receive Performance Bonuses for the Plan Year.  Termination or amendment of this Plan during a Plan Year may be retroactive to the beginning of the Plan Year, at the discretion of the Committee.  If a Change in Control occurs, no amendment or termination may adversely affect amounts payable to a Participant without the consent of the Participant.

ARTICLE 7
GENERAL PROVISIONS

7.1.           NO RIGHT TO PARTICIPATE.  No officer or employee shall have any right to be selected to participate in this Plan.

7.2.           NO RIGHT TO EMPLOYMENT.  Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

7.3.           WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

7.4.           FUNDING.  Benefits payable under this Plan to a Participant or to a Beneficiary will be paid by the Company from its general assets.  The Company is not required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan.  The Company may, however, in its sole discretion, set funds aside in investments to meet its anticipated obligations under this Plan.  Any such action or set-aside may not be deemed to create a trust of any kind between the Company and any Participant or beneficiary or to constitute the funding of any Plan benefits.  Consequently, any person entitled to a payment under this Plan will have no rights greater than the rights of any other unsecured creditor of the Company.

7.5.           EXPENSES.  The expenses of administering this Plan shall be borne by the Company and its Subsidiaries.

7.6.           TITLES AND HEADINGS.  The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

7.7.  GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

7.8.           GOVERNING LAW.  To the extent not governed by federal law, this Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

7.9           2008 OMNIBUS PLAN CONTROLS.  This Plan is adopted pursuant to and shall be governed by and construed in accordance with the 2008 Omnibus Plan.  In the event of any actual or alleged conflict between the provisions of the 2008 Omnibus Plan and the provisions of this Plan, the provisions of the 2008 Omnibus Plan shall be controlling and determinative.

The foregoing is hereby acknowledged as being the Denny’s Corporate Incentive Plan as adopted by the Committee on January 26, 2010, to be effective as of December 31, 2009.

                   DENNY’S CORPORATION

                   _____________________________